UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: February 4, 2011
DATE OF REPORT: February 11, 2011

COMMISSION FILE NUMBER: 333-146405

GENERATION ZERO GROUP, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEVADA	1311	20-5465816
(STATE OR JURISDICTION OF INCORPORATION OR ORGANIZATION)	(PRIMARY STANDARD INDUSTRIAL CLASSIFICATION CODE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

180 ALLEN ROAD
SUITE 150N
ATLANTA, GEORGIA 30328
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 214-1710
(REGISTRANT'S TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 4, 2011, Generation Zero Group, Inc. (the “Company”, “we” and “us”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with StaffMD, Inc., a Georgia corporation (“StaffMD”), and the sole owner of StaffMD, Jeffrey Sisk, an individual.  Pursuant to the Merger Agreement, StaffMD was merged with and into MedicalWork, LLC, a newly formed Georgia limited liability company, and the Company’s wholly-owned subsidiary (“MedicalWork” and the “Merger”), pursuant to which MedicalWork was the surviving entity in the Merger.  As a result of the closing of the Merger, the Company acquired StaffMD’s business known as PhysicianWork.com, which is a leading online job board for physicians.  PhysicianWork has been in operation for more than 10 years (the operations of PhysicianWork.com and the assets acquired in the Merger are described in greater detail below).

In consideration for Mr. Sisk’s ownership of StaffMD and in connection with the Merger, we agreed to (a) issue Mr. Sisk 6,000,000 shares of the Company’s restricted common stock (the “Sisk Shares”); (b) pay Mr. Sisk $100,000 in cash at the closing of the Merger (the “Closing”); and (c) provide Mr. Sisk a secured, subordinated promissory note in the amount of $3,950,000 (the “Seller Note”).  A required closing condition of the Merger was that the Company contributed $100,000 to MedicalWork, which contribution was made in connection with the Closing.  The Merger Agreement also provided that Mr. Sisk will serve as the Manager and President and Chief Executive Officer of MedicalWork.  MedicalWork and Mr. Sisk entered into an Employment Agreement in connection with the Closing, described in greater detail below (the “Employment Agreement”). The Sisk Shares were also granted piggy-back registration rights.

Senior Note

The Company financed the funds paid in connection with the Merger through the entry into a Senior Secured Promissory Note in the amount of $250,000 with Geronimo Property Trust (“Geronimo”) on February 1, 2011 (the “Senior Note”).  The Senior Note bears interest at the rate of 12% per annum, and has a default interest rate of 18% per annum.  Monthly interest-only payments on the Senior Note are due and payable until February 1, 2012, when any accrued and unpaid interest and the principal due thereunder is due (the “Original Maturity Date”), provided that the Company has the right to extend the due date of the Senior Note for up to an additional twelve months from the Original Maturity Date, with at least 30 days prior written notice to Geronimo and the payment of a fee equal to 2% of the outstanding principal amount of the Senior Note, and further provided that there are no events of default under the Senior Note at that time (a “Senior Note Extension”).  Upon a Senior Note Extension, the interest rate of the Senior Note increases to 18% per annum, until such note is paid in full, the default interest rate increases to 24% per annum, and monthly payments of interest only continue to be due until the extended maturity date of the Senior Note.  The Senior Note is secured by a security interest in all of MedicalWork’s assets, pursuant to a Security Agreement.  The Company is also an obligor on the Senior Note.    The Company also agreed to issue Geronimo an aggregate of 250,000 shares of the Company’s restricted common stock in consideration for agreeing to enter into the Senior Note.

Of the $250,000 of proceeds the Company received from the Senior Note, $90,000 is allocated to Physicianwork.com marketing, $10,000 has been reserved for interest on the Senior Note, and the balance was paid to Mr. Sisk in connection with the consideration due pursuant to the terms of the Merger Agreement and in reimbursement for Mr. Sisk’s attorney’s fees in connection with such Merger.

Seller Note

The Seller Note bears interest at the rate of 8% per annum, and has a default rate of interest of 14% per annum.  The Seller Note is due and payable on February 4, 2012, provided that the note includes the right to a six month extension of the term (with no other changes in the terms of such note), in the event that the balance of the Seller Note, after the URL Payments (described below) on the one year anniversary of the Seller Note is less than $2,000,000.  The Seller Note provides that (i) 100% of the net cash flow generated by the Uniform Resource Locators (“URLs”) PhysicianWork.com, doctorwork.com and locumtenenswork.com (collectively, the “Main URLs”) after payment of amounts owed pursuant to the Employment Agreement, described below, is to be applied monthly to the accrued interest and then the principal amount of such note until paid in full; and (ii) fifty percent of the net cash flow generated by the other URLs owned by MedicalWork and not included in the Main URLs be applied monthly to the accrued interest and then the principal amount of such note (collectively the “URL Payments”).  Events of default under the Seller Note include, among other standard events of default, Mr. Sisk’s removal from control of operating the Main URLs prior to the date the Seller Note is repaid in full.  The Seller Note is secured by a lien on all of the assets of MedicalWork and is subordinated solely to the Senior Note described above.  The Company has also pledged its ownership over MedicalWork to Mr. Sisk as additional collateral for the repayment of the Seller Note.  As a result of the terms of the Seller Note, if such note does not have a balance of less than $2 million on or prior to February 4, 2012 and the Company is not eligible to extend such note, or if the Company is unable to repay the Seller Note when due, Mr. Sisk can declare an event of default and take back control and ownership of the assets acquired in the Merger, which are currently held by MedicalWork, which Mr. Sisk can obtain ownership of upon an event of default of the Seller Note, however, such ownership would still be subject to the security rights of the Senior Note, if such note has not been paid in full.

Employment Agreement

Mr. Sisk also entered into the Employment Agreement with MedicalWork at the Closing, pursuant to which he agreed to serve as the Manager and as President and Chief Executive Officer of MedicalWork and will be responsible for the operations of the PhysicianWork.com business.  The Employment Agreement has a term ending on the satisfaction in full of the Seller Note.  Pursuant to the Employment Agreement, MedicalWork agreed to pay Mr. Sisk an annual salary of $120,000, and that he would be eligible for discretionary bonuses.  The Employment Agreement includes a covenant not to compete, pursuant to which Mr. Sisk agreed not to compete with MedicalWork for 12 months following the termination of the Employment Agreement. The Employment Agreement provides that if Mr. Sisk’s employment with MedicalWork is terminated prior to the Seller Note being paid in full, MedicalWork would be required to pay Mr. Sisk the lesser of 12 months salary under the agreement or the remainder of the amounts due under the agreement in full.

Jeffrey Sisk, age 47

Since April 2000, Mr. Sisk has served as the 100% owner and President/CEO of the privately held company StaffMD, Inc., which owns and operates medical recruiting websites including the widely known PhysicianWork.com site for physician recruitment. From 1996 to 2000, Mr. Sisk was a physician recruiter for Atlanta based Encore Medical Staffing, a recruiting/staffing firm for locum tenens and permanent placement of physicians. From 1995 to 1996, Mr. Sisk was a physician recruiter with Medical Doctor Associates, Inc., an Atlanta based recruiting/staffing firm for locum tenens and permanent placement of medical professionals.

StaffMD Business

Physicianwork.com has been in business for in excess of ten years.  In addition to the job-posting business, the Company acquired a portfolio of more than 60 URLs or domain names (the “URL Portfolio”) that the Company believes have significant value and create an opportunity for the Company to realize its business plan and certain proprietary technology developed by Mr. Sisk for PhysicianWork.com.  This URL Portfolio includes the URL physicianjobs.com which is currently directed to PhysicianWork.com, as well as doctorwork.com and locumtenenswork.com.  MedicalWork will be a single purpose entity for the purpose of owning the former StaffMD assets and business, and the URL Portfolio.

PhysicianWork.com is a website where physicians can search for jobs and post their resume/curriculum vitae (“CV”) for free.  Employers and recruiting/staffing firms can post their available jobs and also search PhysicianWork’s online candidate resume/CV database for a monthly subscription fee.  PhysicianWork.com generates revenues from posting fees and from banner advertising on its website.  PhysicianWork.com owns its own proprietary technology which was developed by Mr. Sisk and has no employees other than Mr. Sisk.  PhysicianWork.com does not perform any recruiting/staffing services so it does not compete with its client base.

The Company has the right to develop or operate the URLs acquired in the Merger that are not included in the Main URLs as it sees fit (subject to the security interests described above).  However, pursuant to the terms of the Seller Note, the Company does not receive any funds from the Main URLs and only receives 50% of the net profits from the URL Portfolio excluding the Main URLs, with the remaining net profits being due to Mr. Sisk pursuant to the terms of the Seller Note, until such Seller Note is repaid in full.

Risk Factors

The risks associated with the StaffMD assets acquired by the Company in the Merger include:

A Significant Amount Of Any Revenues Generated By The Operations Of MedicalWork Will Go To Repaying The Seller Note And The Seller Note Is Secured By Substantially All Of The Assets Of MedicalWork.

The Seller Note bears interest at the rate of 8% per annum, and has a default rate of interest of 14% per annum.  The Seller Note is due and payable on February 4, 2012, provided that the note includes the right to a six month extension of the term (with no other changes in the terms of such note), in the event that the balance of the Seller Note, after the URL Payments (described below) on the one year anniversary of the Seller Note is less than $2,000,000.  The Seller Note provides that (i) 100% of the net cash flow generated by the Uniform Resource Locators (“URLs”) PhysicianWork.com, doctorwork.com and locumtenenswork.com (the “Main URLs”) after payment of amounts owed pursuant to the Employment Agreement, be applied monthly to the accrued interest then the principal amount of such note until paid in full; and (ii) fifty percent of the net cash flow generated by the other URLs owned by MedicalWork and not included in the Main URLs be applied monthly to the accrued interest and then the principal amount of such note (collectively the “URL Payments”).  The Seller Note is secured by a lien on substantially all of the assets of MedicalWork and is subordinated solely to the Senior Note described above.  The Company has also pledged its ownership over MedicalWork to Mr. Sisk as additional collateral for the repayment of the Seller Note.

While the Company has the right to develop or operate the URLs acquired in the Merger that are not included in the Main URLs as it sees fit (subject to the security interests described above), pursuant to the terms of the Seller Note, the Company only receives 50% of the net profits from such non-Main URLs, with the remaining net profits being due to Mr. Sisk pursuant to the terms of the Seller Note, until such Seller Note is repaid in full.  Furthermore, the Company will only receive net profits generated pursuant to the Main URLs after the Seller Note is paid in full.  Additionally, if such note does not have a balance of less than $2 million on or prior to February 4, 2012 and the Company is not eligible to extend such note, or if the Company is unable to repay the Seller Note when due, Mr. Sisk may declare an event of default and take back control and ownership of the assets acquired in the Merger, which are currently held by MedicalWork, which Mr. Sisk can obtain ownership of upon an event of default of the Seller Note.

As a result, the Company may not generate sufficient revenue through the operations of MedicalWork to pay its outstanding obligations under the Employment Agreement, Seller Note and the Senior Note, or its other outstanding obligations, an event of default may occur under the Seller Note and the Company may lose its ownership and rights to the assets acquired in the Merger, which would cause the Company to lose any payments paid as of that date in connection with the Merger, and could force the Company to curtail or abandon its business operations, causing any investment in the Company to become worthless.

Jeffrey Sisk, The Founder Of Physicianwork.Com, Has Been Retained To Continue Operating The Business.  If We Lose Mr. Sisk’s Services We May Not Be Able To Recruit A Suitable Replacement And Our Business May Suffer.

We depend on the continued services and performance of Jeffrey Sisk, who has been retained to continue operating PhysicianWork.com, which is currently owned by the Company’s wholly-owned subsidiary, MedicalWork.  The Company is not the beneficiary of any key person life insurance covering Mr. Sisk. We do have an employment agreement with Mr. Sisk and under the Seller Note, we cannot terminate Mr. Sisk’s employment until the Seller Note has been paid in full.  However, if Mr. Sisk were to terminate his employment through no action of the Company and no suitable replacement were available, the business could decline in performance which could have a negative impact on the Company’s results of operations and its ability to raise capital or generate profits in the future, which could cause the value of the Company’s securities to decline in value.

Physicianwork.Com Does Not Have Long-Term Agreements With Its Customers, Which May Cause Revenue To Fluctuate.

PhysicianWork.com derives a substantial portion of its revenues from job posters that pay to post job opportunities on such website and to access resumes/CV’s posted on the PhysicianWork.com website. Generally, these employers and recruiters post their job opportunities on a monthly basis for a fee.  They have no obligation to purchase access to resumes/CV’s or any other offerings, or to post any job opportunities for more than one month at a time. As a result, an employer or recruiter that generates substantial revenue for us in a particular month may not do so in a subsequent month. We must continually maintain existing accounts and establish and develop new accounts with employers and recruiters. If we fail to do so, our revenue could fluctuate, which may cause our business to decline which could impact our ability to generate funds to pay obligations under the Seller Note and our stock price may be negatively impacted.

Our Business May Suffer If Users Confuse Similar Domain Names With Physicianwork.Com.

We cannot assure you that potential users of our website will not confuse our domain name with other domain names. If any confusion occurs, we may lose business to a competitor, or some of our users may have negative experiences with these other websites that they mistakenly associate with us.

We Depend On The Continued Acceptance Of The Internet As A Recruiting Medium.

A large number of employers and recruiters are using the Internet for recruitment; however, the Internet is still a relatively new method of recruiting.  If the market for online recruiting does not remain strong, our revenue could fluctuate, which may cause our business to decline which could impact our ability to generate funds to pay obligations under the Seller Note and our stock price may be negatively impacted.

Our Market Is Subject To Rapid Change And We May Not Successfully Adapt To This Change.

The online market for recruiting or in any market is one of rapid change and enhancements.  Accordingly, our future success depends on our ability to adapt to such rapid changes in technology and improve the features, reliability and functionality of our offerings relative to our competitors.  There can be no assurance that we will succeed in meeting these demands.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As described above, effective February 4, 2011, as a result of the Merger, we acquired the assets of StaffMD, including, but not limited to, the URL Portfolio.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

As described above, in connection with the Merger, we issued the Senior Note and the Seller Note, in the amount of $250,000 and $3,950,000, respectively, which are described in greater detail above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

In connection with the Merger, and in consideration for agreeing to merge StaffMD with and into MedicalWork, we agreed to issue Mr. Sisk, the sole shareholder of StaffMD, an aggregate of 6,000,000 shares of our restricted common stock.

In connection with the Senior Note, and in consideration for Geronimo agreeing to make such loan, we agreed to issue Geronimo an aggregate of 250,000 shares of our restricted common stock.

We claim an exemption from registration offered by Section 4(2) of the Securities Act of 1933, as amended (the “Act”) since the foregoing issuances did not involve a public offering, the recipients took the shares for investment and not resale and we took appropriate measures to restrict transfer.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

To be provided by amendment.

(b) Pro forma financial information.

To be provided by amendment.

EXHIBIT NO.	DESCRIPTION

2.1*	Agreement and Plan of Merger by and Between the Company, StaffMD, Inc., Jeffrey Sisk and MedicalWork, LLC
10.1*	Promissory Note ($3,950,000 – Jeffrey Sisk)
10.2*	Promissory Note ($250,000 – Geronimo Property Trust)
10.3*	Employment Agreement with Jeffrey Sisk
10.4*	Security Agreement with Geronimo Property Trust
10.5*	Subordination Agreement with Collateral Agent for Senior Noteholders
99.1*	Press Release Relating to Merger

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GENERATION ZERO GROUP, INC.

Date: February 11, 2011	By: /s/ Matthew Krieg
Matthew Krieg
Chief Executive Officer